UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

GigCapital8 Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42893	98-1868645
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303
(650) 276-7040	94303
(Zip Code)

(650) 276-7040

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one-fifth of one Class A ordinary share	GIWWU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	GIW	The Nasdaq Stock Market LLC
Rights, one right to receive one-fifth of one Class A ordinary share, each five rights entitling the holder thereof to receive one Class A ordinary share upon the consummation of a business combination	GIWWR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On September 30, 2025, the registration statement on Form S-1 (File No. 333-289479), as amended (the “Initial Registration Statement”), relating to the initial public offering (the “IPO”) of GigCapital8 Corp., a Cayman Island exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission (the “SEC”). On October 6, 2025, the Company filed a subsequent registration statement on Form S-1 (File No. 333-290724) pursuant to Section 462(b) of the Securities Act of 1933, as amended, and also in connection with the Company’s IPO (together with the Initial Registration Statement, the “Registration Statements”), which subsequent reregistration statement became automatically effective upon its filing.

On October 7, 2025, the Company consummated the IPO of up to 25,300,000 units (the “Units”), including 3,300,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (each an “Ordinary Share”), and one right to receive one-fifth of an Ordinary Share (a “Public Right”), with each five rights entitling the holder thereof to receive one Ordinary Share upon the consummation of an initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $253,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statements:

•

An Underwriting Agreement, dated October 3, 2025, by and between the Company and D. Boral Capital LLC (“DBC”), acting as representative of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriters by the Company and is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

A Rights Agreement, dated October 3, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

An Insider Letter Agreement, dated October 3, 2025, by and between the Company and GigAcquitions8 Corp. (the “Sponsor”), each of its officers and directors, DBC, and certain other security holders named therein, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (the “Insider Letter Agreement”);

•

A Registration Rights Agreement, dated October 3, 2025, by and among the Company, the Sponsor and certain other security holders named therein, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•

An Investment Management Trust Agreement, dated October 3, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

An Administrative Services Agreement, dated October 3, 2025, by and between the Company and GigManagement, LLC, a Delaware limited liability company, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated October 3, 2025, by and between the Company and Dr. Avi S. Katz, the Chief Executive Officer of the Company, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated October 3, 2025, by and between the Company and Dr. Raluca Dinu, a director of the Company, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated October 9, 2025, by and between the Company and Admiral (Ret.) David Ben-Bashat, a director of the Company, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated October 7, 2025, by and between the Company and Rear Admiral (Ret.) Omri Dagul, a director of the Company, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

•

An Indemnity Agreement, dated October 7, 2025, by and between the Company and Raanan I. Horowitz, a director of the Company, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference; and

•

An Indemnity Agreement, dated October 8, 2025, by and between the Company and Ambassador Adrian Zuckerman, a director of the Company, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

•

An Indemnity Agreement, dated October 7, 2025, by and between the Company and Luis Machuca, a director of the Company, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

•

An Indemnity Agreement, dated October 7, 2025, by and between the Company and Bryan Timm, a director of the Company, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

•

An Indemnity Agreement, dated October 7, 2025, by and between the Company and James Greene, a director of the Company, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference.

•

An Indemnity Agreement, dated October 3, 2025, by and between the Company and Christine Marshall, the Chief Financial Officer of the Company, a copy of which is attached as Exhibit 10.14 hereto and incorporated herein by reference;

The material terms of each of the foregoing agreements are described in the prospectus that forms a part of the Registration Statement, and the descriptions of such terms are incorporated herein by reference. Each of the foregoing agreements, are attached hereto as exhibits to this Current Report on Form 8-K, as enumerated below in the table set forth in response to Item 9.01.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale and issuance of an aggregate of 95,200 units (the “Private Placement Units”) to the Sponsor, four of the Company’s directors and Lynrock Lake Master Fund LP at a price of $9.7374 per unit, generating gross proceeds to the Company of $927,000. Each Private Placement Unit consisted of one Ordinary Share and one right to receive one-fifth of an Ordinary Share, with each five rights entitling the holder thereof to receive one Ordinary Share upon the consummation of an initial business combination. Each such investor signed a unit purchase agreement with the Company, the material terms of which are set forth in the Registration Statements and incorporated by reference herein.

Simultaneously with the closing of the IPO, the Company completed the private sale and issuance to certain non-managing investors (none of which are affiliated with any member of the Company’s management, the Sponsor or any other investor) of (i) an aggregate of 2,964,203 Class B ordinary shares of the Company, par value of $0.0001 per share (“Class B Ordinary Shares”) at a price of $0.023254 per share and (ii) an aggregate of 262,457 Private Placement Units at a price of $9.7374 per unit, generating gross proceeds to the Company of $2,624,266. Each such investor signed a subscription agreement with the Company, the materials terms of which are set forth in the Registration Statements and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on October 3, 2025, each of Dr. Avi S. Katz, the Chief Executive Officer of the Company, Dr. Raluca Dinu, a director of the Company, and Christine Marshall, the Chief Financial Officer of the Company, entered into an indemnity agreement with the Company. When the election of Messrs. Ben-Bashat, Dagul, Horowitz, Zuckerman, Machuca, Timm and Greene as directors of the Company became effective on October 7, 2025, each of them entered into an indemnity agreement with the Company. On October 3, 2025, all directors, director nominees and officers of the Company along with the Sponsor and certain other security holders named therein, entered into the Insider Letter Agreement.

Other than the foregoing, none of the directors or officers of the Company is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the Insider Letter Agreement and indemnity agreements are attached as Exhibits 10.1 and 10.6 through 10.15 hereto, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 3, 2025, in connection with the IPO, the Company adopted its First Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Articles”), effective the same day. The terms of the Amended and Restated Articles are set forth in the Registration Statements and are incorporated herein by reference. A copy of the Amended and Restated Articles is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events

In connection with the IPO, Messrs. Horowitz, Machuca and Timm were appointed to the Audit Committee of the Company’s board of directors, with Mr. Timm serving as chair of the Audit Committee; Messrs. Horowitz, Dagul and Greene were appointed to the Compensation Committee of the Company’s board of directors, with Mr. Greene serving as chair of the Compensation Committee; and Messrs. Ben-Bashat, Greene and Machuca were appointed to the Nominating and Corporate Governance Committee of the Company’s board of directors, with Mr. Machuca serving as chair of the Nominating and Corporate Governance Committee.

A total of $253,000,000, consisting of the entirety of the proceeds received by the Company after deduction for commissions from the IPO, were placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly submitted in connection with the implementation by the directors of, following a shareholder vote, an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our public shares if the Company has not consummated its initial business combination within 24 months from the closing of the offering or (B) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity, and (iii) the redemption of public shares absent an initial business combination within 24 months from the closing of the offering.

On October 3, 2025, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On October 7, 2025, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 3, 2025, by and between the Company and D. Boral Capital LLC, as representative of the underwriters named therein

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Rights Agreement, dated October 3, 2025, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Insider Letter Agreement, dated October 3, 2025, by and between the Company and GigAcquitions8 Corp., each of its officers and directors, D. Boral Capital LLC, and certain other security holders named therein

10.2	Registration Rights Agreement, dated October 3, 2025, by and among the Company, the Sponsor and certain other security holders named therein

10.3	Investment Management Trust Agreement, dated October 3, 2025, by and between the Company and Continental Stock Transfer & Trust Company

10.4	Administrative Services Agreement, dated October 3, 2025, by and between the Company and GigManagement, LLC

10.5	Indemnity Agreement, dated October 3, 2025, by and between the Company and Dr. Avi S. Katz

10.6	Indemnity Agreement, dated October 3, 2025, by and between the Company and Dr. Raluca Dinu

10.7	Indemnity Agreement, dated October 9, 2025, by and between the Company and Admiral (Ret.) David Ben-Bashat

10.8	Indemnity Agreement, dated October 7, 2025, by and between the Company and Rear Admiral (Ret.) Omri Dagul

10.9	Indemnity Agreement, dated October 7, 2025, by and between the Company and Raanan I. Horowitz

10.10	Indemnity Agreement, dated October 8, 2025, by and between the Company and Ambassador Adrian Zuckerman

10.11	Indemnity Agreement, dated October 7, 2025, by and between the Company and Luis Machuca

10.12	Indemnity Agreement, dated October 7, 2025, by and between the Company and Bryan Timm

10.13	Indemnity Agreement, dated October 7, 2025, by and between the Company and James Greene

10.14	Indemnity Agreement, dated October 3, 2025, by and between the Company and Christine Marshall

99.1	Press Release, dated October 3, 2025

99.2	Press Release, dated October 7, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGCAPITAL8 CORP.

Dated: October 9, 2025	By:	/s/ Dr. Avi Katz
Dr. Avi Katz
Chief Executive Officer